EXHIBIT 99.115

                              EMPLOYMENT AGREEMENT
                              --------------------

         This Employment Agreement ("Agreement") is entered into effective as of January 1, 2006, by and between North Valley Bancorp, a California corporation ("NV Bancorp" or "Employer"), and Leo J. Graham, an individual ("Employee"). This Employment Agreement amends and supersedes the previous Employment Agreement dated December 31, 2003. The parties agree as follows:

                                    AGREEMENT

         1. At-Will Employment. Subject to the provisions of Section 12 below, Employer employs Employee and Employee hereby accepts employment with Employer. Employee's employment with Employer shall be "at will", which means that either Employee or Employer may terminate this employment relationship at any time, with or without cause.

         2. Duties and Obligations of Employee. Employee shall serve as the General Counsel and Corporate Secretary of Employer. In addition, Employee shall serve as the General Counsel and Corporate Secretary of Employer's subsidiaries, including NVB Business Bank, North Valley Bank, and Bank Processing, Inc. Employee shall perform the customary duties of such office in the commercial banking industry, and such other duties as may from time to time be requested of him by the respective Boards of Directors or Employer, including, without limitation, the following:

                  (a) Administering and coordinating the Employer's Legal Department and providing legal services to Employer and its subsidiaries.

                  (b) Maintaining a professional relationship with regulatory agencies and governmental authorities having jurisdiction over Employer and its subsidiary banks; and

                  (c) Assisting in planning and implementing the conduct of Employer's and its subsidiaries' business and in setting the strategic objectives of Employer and its subsidiaries.

         3. Devotion to Employer's Business. Employee shall, except as provided below, devote his full time, ability, and attention to the business of Employer and shall not engage in any other business activities, duties, or pursuits whatsoever, or directly or indirectly render any services of a business, commercial, or professional nature to any other person or organization, whether for compensation or otherwise, without the prior approval of Employer's President. Further, the expenditure of reasonable amounts of time, for which Employee shall not be compensated by Employer, for educational, charitable, professional activities, or personal investments shall not be deemed a breach of this Agreement if those activities do not materially interfere with the services required of Employee under this Agreement.

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

         4. Noncompetition by Employee. Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, stockholder, officer, director, member or in any other individual or representative capacity, engage or participate in any business that is in competition with the business of Employer. Nothing in this Agreement shall be interpreted to prohibit Employee from making passive personal investments so long as such interests do not create a conflict of interest with the Employer. However, Employee shall not directly or indirectly acquire, hold, or retain any material interest in any business competing with or similar in nature to the business of Employer.

         5.       Indemnification.
                  ---------------

                  (a) Employee shall indemnify and hold Employer harmless from all liability for loss, damage, or injury to persons or property resulting from the gross negligence or intentional misconduct of the Employee.

                  (b) Employer shall indemnify Employee pursuant to the terms of that certain Indemnification Agreement between Employer and Employee dated May 28, 2004.

         6.       Confidential Information; Nondisclosure of Information.
                  ------------------------------------------------------

                  (a) Confidential Information. Employer has and will develop and own certain Confidential Information, which has a great value in its business. Employer also has and will have access to Confidential Information of its customers. "Customers" shall mean any persons or entities for whom Employer performs services or from whom Employer obtains information. Confidential Information includes information disclosed to Employee during the course of his employment, and information developed or learned by Employee during the course of his employment. Confidential Information is broadly defined and includes all information which has or could have commercial value or other utility in Employer's business or the businesses of Employer's customers. Confidential Information also includes all information which could be detrimental to the interests of Employer or its customers if it were disclosed. By example and without limitation, Confidential Information includes all information concerning loan information, Customer data, including but not limited to Customer and supplier identities, Customer characteristics or agreements and Customer lists, applicant data, employment categories, job classifications, employment histories, job analyses and validations, preferences, credit history, agreements, and any personally identifiable information related to Customers, or Customer's employees, customers or clients, including

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06
         names, addresses, phone numbers, account numbers and social security numbers; any information provided to Employee by a Customer, including but not limited to electronic information, documents, software, and trade secrets; historical sales information; advertising and marketing materials and strategies; financial information related to Employer, Customers, Customer's employees or any other party; labor relations strategies; research and development strategies and results, including new materials research; pending projects and proposals; production processes; scientific or technological data, formulae and prototypes; employee data, including but not limited to any personally identifiable information related to employees, and co-workers, their spouse-partner and/or family members such as names, addresses, phone numbers, account numbers, social security numbers, employment history, credit information, and the compensation of co-workers; anything contained in another employee's personnel file; individually identifiable health information of other employees, and co-workers, their spouse-partner and/or family members, Customers, or any other party, including but not limited to any information related to a physical or mental health condition, the provision of health care, the payment of health care, or any information received from a health care provider, health care plan or related entity; pricing and product information; computer data information; inventory levels and products; supplier information and data; testing techniques; processes; formulas; trade secrets; inventions; discoveries; improvements; specifications; data, know-how, and formats; marketing plans; pending projects and proposals; business plans; computer processes; computer programs and codes; technological data; strategies; forecasts; budgets; and projections.

                  (b) Protection of Confidential Information. Employee agrees that at all times during and after his employment by Employer, Employee will keep confidential and not disclose to any third party or make any use of the Confidential Information of Employer or its customers, except for the benefit of Employer or its customers and in the course of his employment. In the event Employee is required by law to disclose such information described in this paragraph 6, Employee will provide Employer and its legal counsel with immediate notice of such request so that Employer may consider seeking a protective order. For purposes of this Agreement, the disclosure of any Confidential Information at any time except as required by law shall be considered to be "unfair competition". Employee also agrees not to remove or permit the removal of Confidential Information from Employer's place of business without the express written authorization of an Officer of Employer or its authorized representative. Employee acknowledges that he is aware that the unauthorized disclosure of Confidential Information of Employer or its customers may be highly prejudicial to their interests, an invasion of privacy, and an improper disclosure of trade secrets and financial information in violation of state and federal law.

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

                  (c) No Prior Commitments. Employee has no other agreements, relationships, or commitments to any other person or entity that would conflict with Employee's obligations to Employer under this Agreement. Employee will not disclose to Employer or use or induce Employer to use, any proprietary information or trade secrets of others. Employee represents and warrants that he has returned all property and confidential information belonging to all other prior employers.

                  (d) Return of Property. In the event Employee's employment with Employer is terminated (voluntarily or otherwise), Employee agrees to inform Employer of all documents and other data relating to his employment which is in his possession and control and to deliver promptly all such documents and data to Employer.

                  (e) Sanctions for Unauthorized Taking of Trade Secrets. Employee understands that taking of Employer's trade secrets is a crime under California Penal Code section 449(c) and could also result in civil liability under California's Uniform Trade Secrets Act (Civil Code sections 3426-3426.11), and that willful misappropriation may result in an award against Employee of triple the amount the Employer's damages and Employer's attorney fees for collecting such damages.

                  (f) Obligations Following Termination. After termination of employment (whether voluntary or otherwise), Employee will continue to protect Employer's Confidential Information, and in order to do so will not, either directly or indirectly for a period of two (2) years after termination of employment, (i) employ or attempt to employ any other employee of the Employer while the other employee is employed by the Employer; (ii) advise or recommend to any other person that such other person employ or attempt to employ any other employee of Employer while the other employee is employed by Employer; (iii) induce or attempt to induce any other employee of the Employer to quit the Employer; (iv) interfere with the business of Employer by inducing any other individual or entity to sever its relationship with Employer or
         (v) solicit any Customers or potential Customers of Employer for services similar to those performed by Employer, even if such services are not directly competitive with Employer's services.

                  (g) Injunctive Relief. Employee acknowledges that breach of this Section may cause Employer irreparable harm for which money is inadequate compensation. Employee therefore agrees that Employer will be entitled to injunctive relief to enforce this Section and this Agreement, in addition to damages and other available remedies, and Employee consents to such injunctive relief pursuant to Section 14 below.

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

         7. Written or Printed Material. All written or printed materials, notebooks and records and all electronic media including, without limitation, computer disks used by Employee in performing duties for Employer, are and shall remain the sole property of Employer. Upon termination of employment, Employee shall promptly return all such material (including all copies, extracts and summaries) to Employer. This paragraph 7 shall survive expiration or termination of this Agreement.

         8. Surety Bond. Employee agrees that he will furnish all information and take any other steps necessary from time to time to enable Employer to obtain or maintain a fidelity bond conditional on the rendering of a true account by Employee of all monies, goods, or other property which may come into the custody, charge, or possession of Employee during his employment. The surety company issuing the bond and the amount of the bond must be acceptable to Employer. All premiums on the bond shall be paid by Employer. If Employee cannot qualify for a surety bond at any time during this Agreement, Employer shall have the option to terminate this Agreement immediately without any obligation to pay severance benefits to Employee in accordance with paragraph 12(d) of this Agreement.

         9.       Compensation.
                  ------------

                  (a) Base Salary. In consideration for the services to be performed hereunder, Employee shall receive a salary at the rate of One Hundred Sixty-Three Thousand Nine Hundred Fifty Dollars ($163,950.00) per year, payable in accordance with Employer's payroll practices, subject to applicable adjustments for withholding taxes and prorations for any partial employment period. Employee shall receive such annual adjustments in salary, if any, as may be determined by Employer's President and Chief Executive Officer, in consultation with the Board of Directors of Employer, simultaneously with the review of all other executive officers.

                  (b) Annual Incentive Bonus. Employee shall be eligible to be considered for an annual incentive bonus. Any bonus given shall be at the sole discretion of Employer's Board of Directors and President and Chief Executive Officer.

                  (c) Stock Option Plan. Employee shall be eligible to participate in a Stock Option Program for the purchase of shares of the Common Stock of Employer, pursuant to the terms of Employer's 1998 Employee Stock Incentive Plan ("1998 Plan"). Employer's 1998 Plan and Long Term Incentive Plan may be modified or terminated by Employer's Board of Directors from time to time. Any grants, vesting schedules, or other terms and conditions of the stock option shall be consistent with the 1998 Plan, as modified from time to time, and shall be evidenced by Stock Option Agreements entered into between Employer and Employee.

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

                  (d) Nonqualified Retirement Plans. Employee shall be eligible to participate in both the Executive Salary Continuation Agreement and the Executive Deferred Compensation Plan, as such agreement or plan may be amended from time to time by Employer's Board of Directors and as determined by the President and Chief Executive Officer.

         10. Other Benefits. Employee shall be entitled to those employee benefits adopted by Employer for all employees of Employer, subject to applicable qualification requirements and regulatory approval requirements, if any. Employee shall be further entitled to the following additional benefits which shall supplement or replace, to the extent duplicative of any part or all of the general employee benefits, the benefits otherwise provided to Employee:

                  (a) Vacation. Employee shall be entitled to four (4) weeks annual vacation leave at his then existing rate of Base Salary each year. Employee may be absent from employment for vacation as long as such leave is reasonable and does not jeopardize Employee's performance of the responsibilities and duties specified in this Agreement. The length of vacation should not exceed two (2) weeks without the approval of Employer. Vacation time, if any, shall be determined in accordance with Employer's personnel policies.

         11. Business Expenses. Employee shall be reimbursed for all ordinary and necessary expenses incurred by Employee in connection with his employment subject to expense account guidelines established by the Board of Directors of Employer. Employee shall also be reimbursed for reasonable expenses incurred in activities associated with promoting the business of Employer, including expenses for entertainment, travel, conventions, educational programs, club memberships with the prior approval by Employer's President and Chief Executive Officer or Board of Directors. Employer will pay for or will reimburse Employee for such expenses upon presentation by Employee of receipts or other appropriate evidence of such expenditures.

         12.      Termination of Agreement.
                  ------------------------

                  (a) Termination by Employer For Cause. Employer may terminate this Agreement immediately upon any of the following events:

                           (i)      Employee's death;

                           (ii)     Employee's disability;

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

                           (iii) Employee's commission of acts of material dishonesty, fraud, misrepresentation or moral turpitude such that Employer's reputation would be harmed;

                           (iv) Employee's failure to reasonably perform Employee's duties as described in Employee's job description as modified by Employer from time to time;

                           (v) Employer's determination that other "good cause" exists to terminate Employee;

                           (vi) Employee's refusal or neglect to comply with any lawful or reasonable order given to Employee by Employer;

                           (vii) Any material breach of this Agreement by Employee;

                           (viii) The occurrence of circumstances that make it impossible or impractical for Employer to conduct or continue its business, or the loss by Employer of legal capacity to contract.

                  (b) Other Termination by Employer. Employer may, at its election and in its sole discretion, terminate this Agreement for no cause, by giving thirty (30) days' prior written notice of termination to Employee, without prejudice to any other remedy to which Employer may be entitled either at law, in equity or under this Agreement. Upon such termination, Employee shall be entitled to receive any employment benefits which shall have accrued prior to such termination and the severance pay specified in paragraph 12(d) below. If Employer terminates Employee in breach of this Agreement, Employee's damages shall be limited to payment of the severance in Section 12(d).

                  (c) Termination by Employee. This Agreement may be terminated by Employee for any reason, or no reason, by giving thirty
         (30) days' prior written notice of termination to Employer. Upon such termination, all rights and obligations accruing to Employee under this Agreement shall cease, except that such termination shall not prejudice Employee's rights regarding employment benefits which shall have accrued prior to such termination and any other remedy which Employee may have at law, in equity or under this Agreement, which remedy accrued prior to such termination.

                  (d) Severance Pay - Termination by Employer. In the event of termination by Employer pursuant to paragraph 12(a)(viii) or 12(b) of this Agreement, Employee shall be entitled to receive severance pay at Employee's rate of salary immediately preceding such termination equal to six (6) months' Base Salary, if any, payable in accordance

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06
         with Employer's normal payroll practices. Notwithstanding the foregoing, in the event of a "change in control" as defined in subparagraph (e) below, Employee shall not be entitled to severance pay pursuant to this subparagraph (d) and any rights of Employee to severance pay shall be limited to such rights as are specified in subparagraph (e) below. Employee acknowledges and agrees that severance pay pursuant to this subparagraph (d) is in lieu of all damages, payments and liabilities on account of termination of this Agreement and is the sole and exclusive remedy for Employee terminated at the will of Employer pursuant to paragraph 12(b) or pursuant to certain provisions of paragraph 12 described herein, and shall be subject to Employee's execution of a complete release of all claims Employee may have against Employer, its officers, directors, agents, employees, predecessors, successors, parents, subsidiaries, and affiliates ("Related Parties"). If upon termination of employment Employee chooses to arbitrate any claims pursuant to Section 14, Employee shall be deemed to have waived Employee's right, if any, to severance.

                  (e) Severance Pay - Change in Control. In the event of a "change in control" as that term is defined in the Executive Salary Continuation Agreement between Employer and Employee in effect from time to time, the terms of that Executive Salary Continuation Agreement shall apply.

                  (f) Termination by Employer - Section 12(a). If Employer terminates this Agreement pursuant to Section 12(a)(iii), (iv), (v),
         (vi) or (vii), Employee shall only be entitled to receive the Employee's accrued but unpaid wages and accrued but unused vacation through the date of termination. Employee shall not be entitled to receive any other sums, including but not limited to pro-rated incentive bonus or Severance, or pro-rated fringe benefits. If Employer terminates this Agreement pursuant to Sections 12(a)(i) or (ii), Employee or Employee's estate shall receive Employee's accrued but unpaid wages and vacation through the date of termination, in addition to those payments, if any, for which he is eligible pursuant to Employer's long-term disability insurance program, life insurance benefits, and the Executive Salary Continuation Agreement.

         13. Notices. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by U.S. mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses listed as follows:

                                       8
Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

         Employer:         North Valley Bancorp
                           300 Park Marina Circle
                           Redding, CA  96002
                           ATTN:  Michael J. Cushman,
                           President and Chief Executive Officer


         Employee:         Leo J. Graham
                           P.O. Box 994665
                           Redding, California 96099-4665

Each party may change the address for receipt of notices by written notice in accordance with this paragraph 13. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of three (3) days after the date of mailing.

         14.      Arbitration.
                  -----------

                  (a) All claims, disputes and other matters in question arising out of or relating to this Agreement or the breach or interpretation thereof shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc., Sacramento, California ("JAMS"), in accordance with the rules and procedures of JAMS then in effect. In the event JAMS is unable or unwilling to conduct such arbitration, or has discontinued its business, the parties agree that a representative member, selected by the mutual agreement of the parties, of the American Arbitration Association, Sacramento, California ("AAA"), shall conduct such binding arbitration in accordance with the rules and procedures of the AAA then in effect. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with JAMS (or AAA, if necessary). In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Any award rendered by JAMS or AAA shall be final and binding upon the parties, and as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any court having jurisdiction thereof. The obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with, and shall be conducted consistently with, the provisions of Title 9 of Part 3 of the California Code of Civil Procedure. Any arbitration hereunder shall be conducted in Sacramento, California, unless otherwise agreed to by the parties.

                                       9

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

                  (b) In the event that either party seeks injunctive relief, consistent with this arbitration clause such relief shall be sought pursuant to California Code of Civil Procedure Sections 1281.8 and 527, or any successor statutes.

                  (c) The parties expressly state that it is their intent to arbitrate disputes between them. Therefore, this Agreement shall be construed so as to be consistent with applicable federal and California law, and to be enforceable to the maximum extent allowable by law to provide arbitration as the forum to resolve their disputes. If necessary, any portion of this Agreement that is unenforceable by law shall be stricken, and the arbitrator or the court, as the case may be, shall have the power to reform this Agreement to the extent necessary to comply with applicable law and to give effect to the parties' intent that they shall arbitrate their disputes.

         15. Attorneys' Fees and Costs. In the event of litigation, arbitration or any other action or proceeding between the parties to interpret or enforce this Agreement or any part thereof or otherwise arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its costs related to any such action or proceeding and its reasonable fees of attorneys, accountants and expert witnesses incurred by such party in connection with any such action or proceeding. The prevailing party shall be deemed to be the party which obtains substantially the relief sought by final resolution, compromise or settlement, or as may otherwise be determined by order of a court of competent jurisdiction in the event of litigation, an award or decision of one or more arbitrators in the event of arbitration, or a decision of a comparable official in the event of any other action or proceeding.

         16. Entire Agreement. This Agreement, the Executive Salary Continuation Agreement, and the Indemnification Agreement supersede any and all other agreements, either oral or in writing, between the parties with respect to the employment of Employee by Employer, and contain all of the covenants and agreements between the parties with respect to the employment of Employee by Employer. Each party to this Agreement acknowledges that no other representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not set forth herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding on either party.

         17. Modifications. Any modification of this Agreement will be effective only if it is in writing and signed by a party or its authorized representative.

         18. Waiver. The failure of either party to insist on strict compliance with any of the terms, provisions, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of any term, provision, covenant, or condition, individually or in the aggregate, unless such waiver is in writing, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

                                       10

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06

         19. Partial Invalidity. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

         20. Interpretation. This Agreement shall be construed without regard to the party responsible for the preparation of the Agreement and shall be deemed to have been prepared jointly by the parties. Employee acknowledges that the law firm of Boutin Dentino represents Employer, not Employee. Employee has had the opportunity to obtain independent legal counsel in connection with this Agreement, and Employee acknowledges that Employee has either obtained such counsel or has voluntarily declined the services of such counsel. Any ambiguity or uncertainty existing in this Agreement shall not be interpreted against either party, but according to the application of other rules of contract interpretation, if any ambiguity or uncertainty exists.

         21. Survival of Terms. Sections 5, 6, 7, and 14 through 22 shall survive the termination of this Agreement.

         22. Governing Law. The laws of the State of California shall govern this Agreement.

EMPLOYEE AND EMPLOYER AGREE THAT BY ENTERING INTO THIS AGREEMENT, EMPLOYEE AND EMPLOYER KNOWINGLY AND VOLUNTARILY WAIVE THEIR RIGHTS TO A TRIAL BY A JUDGE OR JURY.

Executed this 1st day of August, 2006.


EMPLOYER:                                       EMPLOYEE:

NORTH VALLEY BANCORP, a                         LEO J. GRAHAM, an individual
California corporation

By: /s/ MICHAEL J. CUSHMAN                      /s/ LEO J. GRAHAM
    ------------------------------              --------------------------------
    Michael J. Cushman                          Leo J. Graham
    President and Chief Executive Officer


                                       11

Employment Agreement
North Valley Bancorp /Leo J. Graham
Dated:  January 1, 2006

Form Revised  7/07/06